SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 November, 2000


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                          (Exact name of the registrant
                          as specified in its charter)



    Delaware               333-36244                  41-1808858

    (State or other       (Commission                 (I.R.S. Employee
    jurisdiction of         File No.)                 Identification No.)
    Incorporation)


8400 Normandale Lake Boulevard                          55437
Minneapolis, Minnesota
(Address of Principal                                 (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the November, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation

1995-1 RFM2 1996-HS1 RFM2 1996-HS2 RFM2 1996-HS3 RFM2 1996-RHS4 RFM2 1997-GMACM4
RFM2  1997-HI1  RFM2  1997-HI3  RFM2  1997-HS2  RFM2 1997-HS5 RFM2 1998-HI2 RFM2
1998-HI4  RFM2  1998-HS1 RFM2 1998-HS3 RFM2 1999-HI1 RFM2 1999-HI4 RFM2 1999-HI6
RFM2  1999-HI8  RFM2  1999-HS2  RFM2  1999-HS3  RFM2 1999-HS5 RFM2 1999-HS7 RFM2
2000-HI1  RFM2  2000-HI1 RFM2 2000-HI2 RFM2 2000-HI3 RFM2 2000-HI4 RFM2 2000-HS1
RFM2




Item 7. Financial  Statements and Exhibits


(a) See attached monthly reports.

                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By:   /s/ Davee Olson
Name:  Davee Olson
Title: Chief Financial Officer
Dated: November 20, 2000